UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-03               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among GS Mortgage Securities Corp., as depositor, ABN AMRO Mortgage Group, Inc., Cendant Mortgage Corporation, and National City Mortgage Co. as servicers, and JPMorgan Chase Bank, as trustee.


     On July 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
-------------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  July 29, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2003


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                                            GSR MORTGAGE LOAN TRUST 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    July 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1_1       115,000,000.00      87,330,616.81    7,646,016.46    311,406.42    7,957,422.88    0.00        0.00       79,684,600.35
A1_2       116,895,000.00       9,346,032.37    9,346,032.37     13,076.66    9,359,109.03    0.00        0.00                0.00
A1_3       330,102,000.00     330,102,000.00   20,373,501.70  1,188,367.20   21,561,868.90    0.00        0.00      309,728,498.30
A2          62,131,000.00      58,249,822.63      746,703.11    222,511.27      969,214.38    0.00        0.00       57,503,119.52
B1           6,427,000.00       6,400,104.31        6,852.83     25,849.08       32,701.91    0.00        0.00        6,393,251.48
B2           5,785,000.00       5,760,790.94        6,168.29     23,982.29       30,150.58    0.00        0.00        5,754,622.65
B3           2,571,000.00       2,560,240.88        2,741.35     10,916.49       13,657.84    0.00        0.00        2,557,499.53
B4           1,286,000.00       1,280,618.34        1,371.21      5,460.37        6,831.58    0.00        0.00        1,279,247.13
B5           1,285,000.00       1,279,622.53        1,370.14      5,456.12        6,826.26    0.00        0.00        1,278,252.39
B6           1,287,370.00       1,281,982.64        1,372.67      5,466.19        6,838.86    0.00        0.00        1,280,609.97
R                  100.00               0.00            0.00          0.00            0.00    0.00        0.00                0.00
TOTALS     642,769,470.00     503,591,831.45   38,132,130.13  1,812,492.09   39,944,622.22    0.00        0.00      465,459,701.32

X1         561,997,000.00     426,778,649.18            0.00    301,972.17      301,972.17    0.00        0.00      389,413,098.66
X2          62,131,000.00      58,249,822.63            0.00     34,367.40       34,367.40    0.00        0.00       57,503,119.52
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1_1      36229RJF7   759.39666791     66.48709965      2.70788191    69.19498157   692.90956826         A1_1        4.279000 %
A1_2      36229RJG5    79.95237067     79.95237067      0.11186672    80.06423739     0.00000000         A1_2        1.679000 %
A1_3      36229RJH3 1,000.00000000     61.71880722      3.60000000    65.31880722   938.28119278         A1_3        4.320000 %
A2        36229RJJ9   937.53235309     12.01820524      3.58132446    15.59952970   925.51414785         A2          4.583937 %
B1        36229RJK6   995.81520305      1.06625642      4.02195114     5.08820756   994.74894663         B1          4.846624 %
B2        36229RJL4   995.81520138      1.06625583      4.14559896     5.21185480   994.74894555         B2          4.995624 %
B3        36229RJM2   995.81520031      1.06625827      4.24600933     5.31226760   994.74894205         B3          5.116624 %
B4        36228FMH6   995.81519440      1.06625972      4.24601089     5.31227061   994.74893468         B4          5.116624 %
B5        36228FMJ2   995.81519844      1.06625681      4.24600778     5.31226459   994.74894163         B5          5.116624 %
B6        36228FMK9   995.81522018      1.06625912      4.24601319     5.31227231   994.74896106         B6          5.116624 %
R         36228FML7     0.00000000      0.00000000      0.00000000     0.00000000     0.00000000         R           5.097167 %
TOTALS                783.47192105     59.32473758      2.81981671    62.14455428   724.14718347

X1        36229RJN0   759.39666792      0.00000000      0.53731990     0.53731990   692.90956831         X1          0.849074 %
X2        36229RJP5   937.53235309      0.00000000      0.55314416     0.55314416   925.51414785         X2          0.708000 %
----------------------------------------------------------------------------------------------------  ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                               406,102,558.23
                                        Pool 2 Mortgage Loans                                                59,357,144.03

Sec. 4.01(c)    Available Distribution                                                                       40,280,961.78
                                        Principal Distribution Amount                                           529,944.94
                                        Principal Prepayment Amount                                          37,602,185.18

Sec. 4.01(d)    Prepayments By Group
                                        Group 1 Prepayments                                                  36,868,242.70
                                        Group 2 Prepayments                                                     733,942.48

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1                                                            7,544,253.64
                                        Class A1-2                                                           29,323,989.06
                                        Class A1-3                                                              400,180.87
                                        Class A2                                                                733,942.48
                                        Class B1                                                                      0.00
                                        Class B2                                                                      0.00
                                        Class B3                                                                      0.00
                                        Class B4                                                                      0.00
                                        Class B5                                                                      0.00
                                        Class B6                                                                      0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                311,406.42
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                 13,076.66
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month              1,188,367.20
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                222,511.27
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                301,972.17
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                 34,367.40
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                 25,849.08
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                 23,982.29
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                 10,916.49
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                  5,460.37
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                  5,456.12
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                  5,466.19
                                                              Accrued and Paid from Prior Months                      0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                       148,970.45
                                        Trustee Fee Paid                                                          1,049.15

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                       0.00
                                        Current Period Reimbursed Advances                                            0.00
                                        Aggregate Unreimbursed Advances                                               0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                       0.00
                                        Current Period Reimbursed Advances                                            0.00
                                        Aggregate Unreimbursed Advances                                               0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                         1,002
                                        Balance of Outstanding Mortgage Loans                               465,459,702.26

Sec. 4.01(l)                             Number and Balance of Delinquent Loans

                                          Group 1
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      0                     0.00                  0.00 %
                                         90+days                         0                     0.00                  0.00 %
                                         Total                       0                         0.00                  0.00 %
                                          Group 2
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      0                     0.00                  0.00 %
                                         90+days                         0                     0.00                  0.00 %
                                          Total                          0                     0.00                  0.00 %
                                          Group Totals
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      0                     0.00                  0.00 %
                                         90+days                         0                     0.00                  0.00 %
                                          Total                          0                     0.00                  0.00 %


Sec. 4.01(l)                             Number and Balance of REO Loans
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00%
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(l)                             Number and Balance of Loans in Bankruptcy
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00%
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %

Sec. 4.01(m)                             Number and Balance of Loans in Foreclosure
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00        %
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                      529,944.94
                                                              Payoffs                                               37,398,185.31
                                                              Prepayments                                              203,999.87
                                                              Liquidation Proceeds                                           0.00
                                                              Condemnation Proceeds                                          0.00
                                                              Insurance Proceeds                                             0.00
                                                              Realized Losses                                                0.00

                                                              Realized Losses Group 1                                        0.00
                                                              Realized Losses Group 2                                        0.00
                                                              Realized Gains                                                 0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                       0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                                       0.00
                                                              Class A2a                                                      0.00
                                                              Class A2b                                                      0.00
                                                              Class A2c                                                      0.00
                                                              Class X1                                                       0.00
                                                              Class X2                                                       0.00
                                                              Class B1                                                       0.00
                                                              Class B2                                                       0.00
                                                              Class B3                                                       0.00
                                                              Class B4                                                       0.00
                                                              Class B5                                                       0.00
                                                              Class B6                                                       0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                             96.230000 %
                                        Senior Prepayment Percentage                                                 100.000000 %
                                        Subordinate Percentage                                                         3.770000 %
                                        Subordinate Prepayment Percentage                                              0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                             96.910000 %
                                        Senior Prepayment Percentage                                                 100.000000 %
                                        Subordinate Percentage                                                         3.090000 %
                                        Subordinate Prepayment Percentage                                              0.000000 %

Aggregate
                                        Beginning Balance                                                          503,591,832.38
                                        Ending Balance                                                             465,459,702.26
                                        Net Wac                                                                           5.12041
                                        Weighted Average Maturity                                                          351.94
Groups
                                        Net Wac Group 1                                                                   5.09715
                                        Net Wac Group 2                                                                   5.29194

                                        Wam Group 1                                                                        351.98
                                        Wam Group 2                                                                        351.62




                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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